EXHIBIT 32

      In connection with the Quarterly Report of Quantum MRI, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), Kelly Fielder, the President, Chief Executive Officer and Principal Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


                                          QUANTUM MRI, INC.



December 2, 2005                           /s/ Kelly Fielder
                                           ------------------------------------
                                           Kelly  Fielder,   President,  Chief
                                           Executive   Officer  and  Principal
                                           Financial Officer